UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2007

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers

On April 30, 2007, DCP Midstream Partners, LP (the “Partnership”) issued a press release announcing the resignation of Jim W. Mogg as Chairman of the Board and as a director of the Board of Directors of the Partnership’s ultimate general partner and the appointment of Fred J. Fowler as Chairman of the Board, in accordance with the previously announced transition. There was no disagreement between Mr. Mogg and the Partnership regarding any matter relating to the Partnership’s operations, policies or practices.

The press release announcing these changes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press Release dated April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP
its General Partner

By:	DCP MIDSTREAM GP, LLC
its General Partner

By:	/s/ Michael S. Richards
	Name:	Michael S. Richards
	Title:	Vice President, General Counsel and
Secretary

May 2, 2007

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release dated April 30, 2007.